239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK Q1'2023 Investor Presentation

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, the impact of the COVID-19 pandemic and government responses thereto; on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward- looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® title insurance, and deposit/ treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC and FL markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Approx. $1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 13% C & I loans 28% CRE loans 28% Construction loans 12% Consumer loans (1) 13% Residential loans HFS 2% FF & E 1% Other assets 3% Asset Mix at March 31, 2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Branches Mortgage LPOs Headquarters, Malvern PA • Serves PA, New Jersey, DE & MD • Philadelphia MSA is 8th largest MSA in the US • Expansion into central MD MSA Regional Market • Six full service branches • 12 mortgage loan production offices • Naples, FL • Reaches entire SW FL market *********************** Satellite Commercial Loan Production Office

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation INVESTMENT HIGHLIGHTS • Historically strong asset growth with above peer profitability. • "Go to" bank in the Delaware Valley - comfortably handles all but largest companies • Financial services business model with significant non-interest income streams in Meridian Mortgage, SBA Lending and Meridian Wealth Partners. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption in the Delaware Valley tri-state market. • LPO expansion to MD and FL markets. • Valuable customer base trained to solely use electronic channel. • Skilled, long-tenured management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; very low historical employee turnover. • Performed a two-for-one stock split to improve stock liquidity.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q1'2023 HIGHLIGHTS 1) As of and for the quarter ended and year ended March 31, 2023, per May 2, 2023 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Financial Highlights ¹ Balance Sheet ($ in Millions) Profitability (%) - March 31, 2023 Asset Quality (%) Balance Sheet: • Total assets increased $167.6 million, or 8.1%, to $2.2 billion as of March 31, 2023, from December 31, 2022 • Commercial loans grew $61.3 million, or 17% on an annualized basis • Deposits grew $57.9 million, or 14% on an annualized basis • Performed a two-for-one stock split in the form of a 100% stock dividend. All share and per share amounts have been adjusted to reflect the stock split. • Repurchased 184,598 shares of its common stock during the quarter. • Adoption of CECL as of January 1, 2023 resulted in an after-tax retained earnings adjustment of $2.2 million. Income Statement (QTD): • Net income was $4.0 million, or $0.34 per diluted share. • Continued strong loan growth leading to a 11.5% increase in interest income. • The return on average equity ("ROE") and return on average assets ("ROA") were 10.65% and 0.78%. • Net interest margin ("NIM") was 3.61%. • On April 27, 2023, the Board of Directors declared a quarterly cash dividend of $0.125 per common share. Total Assets $ 2,230 Total Loans & Leases² $ 1,854 Deposits $ 1,770 Equity $ 153 Tangible Equity to Tangible Assets3 6.70 % QTR ROE 10.65% ROA 0.78% NIM 3.61% ACL / Loans & Leases3 1.13% NCOs (recoveries) / Loans 0.08% Nonaccrual Loans / Loans 1.25 % Earnings per share YTD $ 0.34 Price per common share $ 12.60 Quarterly dividends per share $ 0.125 Annualized dividend yield 4.0 % Payout ratio 34.7 % Share Data at March 31, 2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT • Net income decreased $536 thousand, or 11.8%, Q1'2023 over Q4'2022. • Significant mortgage business brings seasonality to quarterly results. • Bank segment pre-tax income increased $978 thousand or 16.4% and represents 135.7% of pre-tax income for Q1'2023. • Loan/deposit bank operations are the engine of MRBK, with bank segment at 56.1% efficiency ratio for Q1'2023. (dollars in thousands) Quarter Ended Summary Income Statement Q1'2023 Q4'2022 Net interest income $ 17,677 $ 18,518 Provision for credit losses 1,399 746 Non-interest income 6,638 7,996 Non-interest expense 17,789 20,047 Income before Income taxes 5,127 5,721 Income taxes 1,106 1,164 Net Income $ 4,021 $ 4,557 Earnings per Share Q1'2023 Q4'2022 Basic earnings per share $ 0.36 $ 0.40 Diluted earnings per share $ 0.34 $ 0.39 Pre-tax Income by Segment Q1'2023 Q4'2022 Bank $ 6,959 $ 5,981 Wealth 231 211 Mortgage (2,063) (471) Total Pre-tax Income $ 5,127 $ 5,721 % of Pre-tax Income by Segment (Q1 2023) 135.7% 4.5% Bank Wealth Mortgage 1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation Net Interest Margin Trend 3.89% 4.07% 4.01% 3.93% 3.61% 3.82% 3.95% 3.99% 3.92% 3.59% 0.07% 0.12% 0.02% 0.01% 0.02% PPP Impact NIM Ex PPP Q1'2022 Q2'2022 Q3'2022 Q4'2022 Q1'2023 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% NET INTEREST MARGIN • NIM was 3.61% for Q1'2023 down from 3.93% for Q4'2022, due to increases in interest expense, along with $253 thousand reduction in extra loan fee income compared to Q4'2022. • Interest earning asset yield increased 43 bps to 6.31%, while cost of funds increased 76 bps. Loan yields benefited from Fed interest rate increases. $700 million in loans repriced with avg. increase of 69 bps. • As a result of a higher level of cash at March 31, 2023 and an increase in term funding, the balance sheet has shifted to be more asset sensitive. • Net interest income would likely increase by 1% in a 12 month ramped rate rise of 100 bps while decreasing approximately 2% in a 100 bps rate decline. Yield on Earning Assets / Cost of Funds 4.35% 4.65% 5.10% 5.88% 6.31% 0.50% 0.61% 1.17% 2.07% 2.83% Yield on earning assets Cost of funds Q1'2022 Q2'2022 Q3'2022 Q4'2022 Q1'2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-interest income decreased $1.4 million or 17.0% from Q4'2022 • Mortgage banking revenue decreased from Q4'2022, down $1.5 million, or 32.1%, including the fair value and hedging impacts. • SBA loan income increased $191 thousand, or 36.6%, despite a lower volume of loans sold in the first quarter. $10.9 million of loans were sold in the quarter-ending March 31, 2023 at a gross margin of 7.7%, compared to $17.2 million in the prior quarter at a gross margin of 5.0%. • Wealth management revenue increased $135 thousand, or 12.7%, due to an increase in the number of individual account customers, combined with the effect of market conditions on AUM. • Other income decreased $171 thousand, or 10.1%, over the prior quarter due largely to swap fee income not repeated in the current quarter, from the prior quarter. (Dollars in thousands) Q1'2023 Q4'2022 $ Change Mortgage banking income (incl. FV chg) 3,202 4,715 (1,513) Wealth management income 1,196 1,061 135 SBA income 713 522 191 Other income 1,527 1,698 (171) Total $ 6,638 $ 7,996 ($1,358) 48.2% 18.0% 10.7% 23.0% Mortgage banking income (incl. FV change) Wealth management income SBA income Other income (% of total non-interest income during Q1'2023)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE • Historically profitable, with exceptional profits in 2020 & 2021. • Seasonal business - performance shows 1Q loss, 2Q & 3Q profit, and break even 4Q. • Continued expense reductions: ◦ Cumulative expense reduction of over $1.6 million. ◦ Reducing FTEs, administered pay cuts, other compensation changes. ◦ Closing loan production offices. Net Profit (000s) $(2,626) $(2,063) Revenue Expense Net profit 2019 2020 2021 2022 Q1 2023 $(25,000) $— $25,000 $50,000 $75,000 $100,000 $14,632$20,897$2,403 Cumulative Expense Reduction Measures

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS • Volume continues to be impacted by lack of home inventory, higher mortgage rates, and high property values. • Margin: 1Q 2023 margin of 3.14% up 41 bps from 2.73% for the prior quarter. • Moved to best efforts locks and exited hedge due to rate volatility. • Purchase market comprised 87% of the originations.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense decreased $2.3 million or 11.3% • Salaries and benefits were down as result of lower levels of incentive compensation, mortgage loan officer commissions, as well as stock based compensation expense. • Professional fees and other expenses were higher in 4Q 2022 due to OREO foreclosure expenses. 66% 6% 5% 7% 17% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other (% of total non-interest expense during Q1'2023) (Dollars in thousands) Q1'2023 Q4'2022 $ Change Salaries and employee benefits 11,061 12,794 (1,733) Occupancy and equipment 1,244 1,218 26 Professional fees 823 976 (153) Data processing and information technology 1,432 1,513 (81) Other 3,229 3,546 (317) Total $17,789 $20,047 ($2,258)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation Construction, 20.1% RE Investment, 19.6% Residential Mtg, 13.0%Other, 7.3% Maufactoring, 9.0% Retail Trade, 3.4% WholesaleTrade, 4.1% Health & Social Serv, 5.7% Professional Serv, 4.0% HELOC, 3.4% Leisure, 3.0% Science & Tech, 3.7% Admin & Support, 2.2% RE & Rental Lease, 0.8% Waste Mgmt & Remediation, 0.6% Construction RE Investment Residential Mtg Other Maufactoring Retail Trade WholesaleTrade Health & Social Serv Professional Serv HELOC Leisure Science & Tech Admin & Support RE & Rental Lease Waste Mgmt & Remediation Consumer (<0.1%) LOAN PORTFOLIO DIVERSIFICATION Total Loans $1.8 Billion Note (1) (as a % of total loans) (1) Included in RE Investment loans are $62 million, or 3%, non-owner occupied office space loans with an average loan size of $1.5 million.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation 1.58% 1.52% 1.46% 1.38% 1.27% 1.20% 1.09% 1.13% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 —% 0.50% 1.00% 1.50% ASSET QUALITY 1) Includes loans held for sale and held for investment. 2) Excludes loans held for sale and PPP loans which is a non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation 3) CECL standard adopted effective January 1, 2023, when we recorded an increase to allowance for credit losses of $1.6 million. Non-performing Loans & Assets Ratios(1) Net Chargeoffs / Average Loans ACL / Loans (2)(3) 0.55% 0.61% 1.57% 1.51% 1.46% 1.40% 1.20% 1.25% 0.48% 0.52% 1.34% 1.25% 1.24% 1.20% 1.11% 1.11% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 0.00% 0.50% 1.00% 1.50% 0.01% —% —% 0.04% 0.04% 0.02% 0.05% 0.08% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 0.00% 0.05% 0.10% $96 $597 $(222) $615 $602 $526 $746 $1,399 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 $(500) $— $500 $1,000 $1,500 Provision for Loan Losses ($000's)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 56.7% Consumer Accounts, 11.0% Municipal Deposits, 9.2% Brokered Deposits, 23.1% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $1.8 Billion • At March 31, 2023, 64% of business accounts and 73% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $479 thousand at March 31, 2023. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 23% at March 31, 2023. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 6.3% of total assets: – 81% Available for sale (AFS). – 19% Held-to-maturity (HTM). • 100% investment grade, – w/90% >AA or higher. • Average TEY of 2.99% year-to-date. • Portfolio duration - 4.54 and average life - 5.6 years. • 12-month projected cash flow $18.5 million, – 16.7 % of portfolio • Total unrealized loss of $14.9 million: – HTM $3.4 million. – AFS $11.5 million. – AOCI $9.8 million or 5% of Bank Tier 1 Capital. (1) Capital ratios reflect Meridian Bank ratios. US government agency, 37.2% State & municipal - tax free, 34.5% Other, 11.9% US asset backed, 9.1% State & municipal - taxable, 7.3% US government agency State & municipal - tax free Other US asset backed State & municipal - taxable Total Securities $182 Million (as a % of total investments)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation STRONG CAPITAL POSITION • All Bank capital ratios(1) exceed well capitalized regulatory requirements. ◦ Community Banking Leverage Ratio of 9.32% compared to minimum of 9.0% ◦ $6.6 million of excess capital. • On April 27, 2023, the Board of Directors declared a Q1'2023 dividend to $0.125 per common share. Excess Capital (000s) $90,486 $43,185 $71,706 $26,827 9.32% 10.27% 10.27% 11.41% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% (1) Capital ratios reflect Meridian Bank ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q1'2023 Q4'2022 Q1'2022 2022Y 2021Y 2020Y Balance Sheet Total Assets $ 2,229,783 $ 2,062,228 $ 1,831,589 $ 2,062,228 $ 1,713,443 $ 1,720,197 Loans (1) 1,853,890 1,765,925 1,513,164 1,765,925 1,467,339 1,513,963 Deposits 1,770,413 1,712,479 1,564,851 1,712,479 1,446,413 1,241,335 Gross Loans / Deposits 104.72% 103.12% 96.70% 103.12% 101.45% 121.96 % Capital Total Equity $ 153,049 $ 153,280 $ 157,684 $ 153,280 $ 165,360 $ 141,622 Tangible Common Equity / Tangible Assets - HC (3) 6.70% 7.25% 8.40% 7.25% 9.42% 7.99 % Tangible Common Equity / Tangible Assets - Bank (3) 8.08 8.80 10.40 8.80 11.54 10.25 Tier 1 Leverage Ratio - HC 7.65 8.13 9.10 8.13 9.39 8.96 Tier 1 Leverage Ratio - Bank 9.32 9.95 11.20 9.95 11.51 11.54 Total Capital Ratio - HC 11.63 12.05 13.91 12.05 14.81 14.55 Total Capital Ratio - Bank 11.41 11.87 13.76 11.87 14.63 14.54 Commercial Real Estate Loans / Total RBC 240.7% 232.8% 177.6% 232.8% 167.2% 172.2 % Earnings & Profitability Net Income $ 4,021 $ 4,557 $ 5,535 $ 21,829 $ 35,585 $ 26,438 ROA 0.78% 0.92% 1.28% 1.18% 2.06% 1.78 % ROE 10.65 11.91 13.86 13.87 23.74 21.33 Net Interest Margin (NIM)(TEY) 3.61 3.93 3.89 3.98 3.77 3.40 Non-Int Inc. / Avg. Assets 1.29 1.62 3.03 2.26 5.09 5.85 Efficiency Ratio 73.16% 75.61% 73.56% 72.81% 68.65% 68.50 % Asset Quality Nonaccrual Loans / Loans (1) 1.25% 1.20% 1.51% 1.20% 1.57% 0.62 % NPAs / Assets 1.11 1.11 1.25 1.11 1.34 0.46 Reserves / Loans (2) (3) 1.13 1.09 1.38 1.09 1.46 1.65 NCOs / Average Loans 0.08% 0.05% 0.04% 0.15% 0.00% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 6.31% 5.88% 4.35% 5.02% 4.27% 4.35 % Yield on Earning Assets (TEY), excluding PPP loans) (3) 6.28 5.88 4.31 4.99 4.26 4.51 Cost of Deposits 2.64 1.92 0.35 0.97 0.48 1.07 Cost of Interest-Bearing Liabilities 3.36% 2.51% 0.61% 1.36% 0.65% 1.18%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation Allowance For Credit Losses to Loans, Net of Fees and Costs, Excluding PPP Loans and Loans at Fair Value (dollars in thousands) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Allowance for credit losses (GAAP) $ 20,442 $ 18,828 $ 18,974 $ 18,805 $ 18,826 Loans, net of fees and costs (GAAP) 1,818,189 1,743,682 1,610,349 1,518,893 1,431,906 Less: PPP loans (238) (4,579) (8,610) (21,460) (49,680) Less: Loans fair valued (14,434) (14,502) (14,702) (16,212) (17,375) loans (non-GAAP) $ 1,803,517 $ 1,724,601 $ 1,587,037 $ 1,481,221 $ 1,364,851 Allowance for credit losses to loans, net of fees and costs (GAAP) 1.12% 1.08% 1.18% 1.24% 1.31 % PPP loans and loans at fair value (non-GAAP) 1.13% 1.09% 1.20% 1.27% 1.38 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation (dollars in thousands) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 153,049 $ 153,280 $ 151,161 $ 156,087 $ 157,684 Less: Goodwill and intangible assets (4,023) (4,074) (4,125) (4,176) (4,227) Tangible common equity (non-GAAP) $ 149,026 $ 149,206 $ 147,036 $ 151,911 $ 153,457 Total assets (GAAP) $ 2,229,783 $ 2,062,228 $ 1,921,924 $ 1,853,019 $ 1,831,589 Less: Goodwill and intangible assets (4,023) (4,074) (4,125) (4,176) (4,227) Tangible assets (non-GAAP) $ 2,225,760 $ 2,058,154 $ 1,917,799 $ 1,848,843 $ 1,827,362 Tangible common equity ratio (non-GAAP) 6.70% 7.25% 7.67% 8.22% 8.40 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 183,931 $ 185,039 $ 188,386 $ 192,212 $ 194,347 Less: Goodwill and intangible assets (4,023) (4,074) (4,125) (4,176) (4,227) Tangible common equity (non-GAAP) $ 179,908 $ 180,965 $ 184,261 $ 188,036 $ 190,120 Total assets (GAAP) $ 2,229,721 $ 2,059,557 $ 1,921,714 $ 1,852,998 $ 1,831,461 Less: Goodwill and intangible assets (4,023) (4,074) (4,125) (4,176) (4,227) Tangible assets (non-GAAP) $ 2,225,698 $ 2,055,483 $ 1,917,589 $ 1,848,822 $ 1,827,234 Tangible common equity ratio (non-GAAP) 8.08% 8.80% 9.61% 10.17% 10.40 % RECONCILIATION OF NON-GAAP MEASURES